UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒          Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec.240.14a-12

VAALCO Energy, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On September 1, 2022, in connection with the previously announced entry by VAALCO Energy, Inc. (“VAALCO”), VAALCO Energy Canada ULC (“AcquireCo”) and TransGlobe Energy Corporation (“TransGlobe”) into an arrangement agreement dated July 13, 2022 (“arrangement”), VAALCO issued a press release announcing the filing and mailing of a definitive proxy statement. A copy of the press release is filed herewith as soliciting material.

VAALCO ENERGY ANNOUNCES FILING AND MAILING OF DEFINITIVE PROXY STATEMENT IN CONNECTION WITH STRATEGIC BUSINESS COMBINATION WITH TRANSGLOBE

HOUSTON – September 1, 2022 – VAALCO Energy, Inc. (NYSE: “EGY”; LSE: “EGY”) ("VAALCO" or the "Company") is pleased to announce  that it has filed and mailed its definitive proxy statement in connection with the previously announced combination with TransGlobe Energy Corporation (AIM & TSX: “TGL” & NASDAQ: “TGA”) (“TransGlobe”).

The special meeting of VAALCO stockholders will be held at 11:00 AM, Eastern Time, on September 29, 2022 (or such other date, time and place to which the special meeting may be adjourned or postponed). The special meeting will be held entirely online at the following website: https://www.virtualshareholdermeeting.com/EGY2022SM.

•
Stockholders will be asked to vote on proposals (i) to amend VAALCO’s certificate of incorporation to increase the number of authorized shares of common stock, and (ii) to issue shares of VAALCO’s common stock in connection with the proposed transaction with TransGlobe;

•	VAALCO’s Board of Directors unanimously recommend that stockholders vote in favor of the proposals.

George Maxwell, VAALCO’s Chief Executive Officer commented, “The combination of these two companies should build a business of scale, a stronger balance sheet and a more material and diversified baseline of production that will underpin the Combined Company’s enhanced shareholder return policy at a rate that would not be achievable alone. There is significant inherent value within the combined portfolio, and we look forward to progressing towards the special meeting of VAALCO stockholders and ultimately completion of the transaction.”

VAALCO stockholders who have questions about the arrangement or need assistance with voting their common stock should contact VAALCO’s proxy solicitation agent, D.F. King & Co., Inc., by phone toll-free at (800) 967-5019 (banks and brokers only at (212) 269-5550) or by email at egy@dfking.com.

Expected Timetable of Principal Events

The dates given below are based on VAALCO’s current expectations and may change. The precise date for completion of the arrangement and events leading up to it and after it are not ascertainable as the arrangement is subject to a number of conditions beyond the control of VAALCO. Time references below pertain to Eastern Time unless otherwise stated. The expected timetable of principal events set out below assumes that all conditions to the arrangement will be satisfied on or prior to October 3, 2022.

August 24, 2022, close of business	The record date for determining VAALCO stockholders entitled to vote at the special meeting

September 28, 2022 at 11:59 PM	Deadline for Broadridge Financial Solutions, Inc. to have received proxy forms or voting instructions from VAALCO stockholders

September 29, 2022 at 11:00 AM	The special meeting of VAALCO stockholders

September 29, 2022 at 11:00 AM	TransGlobe’s shareholder meeting

September 29, 2022 at 4:00 PM	Court hearing in respect of the final order

September 30, 2022	VAALCO publishes its U.K. prospectus

October 3, 2022 at close of business (London Time)	Trading of TransGlobe common shares suspended on AIM

October 3, 2022 at close of business (London Time)	Trading of TransGlobe’s depositary interests suspended from settlement through CREST

October 3, 2022 at 11:00 PM (Calgary Time)	Effective Time of the arrangement

October 4, 2022 at 7:00 AM (London Time)	Trading of TransGlobe common shares on AIM cancelled

October 4, 2022 at 7:00 AM (London Time)	TransGlobe depositary interests cancelled in CREST

October 4, 2022 at 8:00 AM (London Time)	VAALCO’s existing shares re-admitted to trading, and consideration shares admitted to trading, on the Standard Listing segment of the Official List and to the LSE

October 4, 2022 at 9:30 AM	TransGlobe common shares delisted on Nasdaq

Within two days following receipt by the TSX of the required documents relating to the completion of the arrangement	TransGlobe common shares delisted from TSX

Enquiries:

VAALCO Investor Contact
Al Petrie Chris Delange	+1 713 543 3422

VAALCO Financial Advisor
Stifel, Nicolaus & Company, Incorporated Callum Stewart Simon Mensley	+44 20 7710 7600

VAALCO Financial PR
Buchanan Ben Romney Jon Krinks Chris Judd	+44 20 7466 5000	VAALCO@buchanan.uk.com

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. All statements other than statements of historical fact may be forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “forecast,” “outlook,” “aim,” “target,” “will,” “could,” “should,” “may,” “likely,” “plan,” “probably” or similar words may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.  Forward-looking statements in this communication may include, but are not limited to, statements relating to (i) the proposed arrangement and its expected terms, timing and closing, including receipt of required approvals, if any, satisfaction of other customary closing conditions and expected changes and appointments to the executive team and board of directors; (ii) estimates of pro forma reserves and future drilling, production and sales of crude oil and natural gas; (iii) estimates of future cost reductions, synergies, including pre-tax synergies, savings and efficiencies; (iv) expectations regarding VAALCO’s ability to effectively integrate assets and properties it may acquire as a result of the proposed arrangement into VAALCO’s operations (v) expectations regarding future exploration and the development, growth and potential of VAALCO’s and TransGlobe’s operations, project pipeline and investments, and schedule and anticipated benefits to be derived therefrom; (vi) expectations regarding future investments or divestitures; (vii) expectations of future dividends and returns to stockholders including share buybacks; (viii) expectations of future balance sheet strength and credit ratings including pro forma financial metrics; (ix) expectations of future equity and enterprise value; (x) expectations regarding the listing of the common stock, par value $0.10 of VAALCO (“VAALCO common stock”) on the New York Stock Exchange and London Stock Exchange; and delisting of TransGlobe shares from Nasdaq, the Toronto Stock Exchange and Alternative Investment Market; (xi) expectations regarding the percentage share of the combined company that are expected to be owned by existing VAALCO stockholders and TransGlobe shareholders; (xii) expectations of future plans, priorities, focus and benefits of the proposed arrangement and the combined company; (xiii) the combined company’s environmental, social and governance related focus and commitments, and the anticipated benefits to be derived therefrom; (xiv) terms of hedging contracts; and (xv) expectations relating to resource potential and the potential to add reserves. Additionally statements relating to “reserves” are deemed to be forward-looking statements, as they involve the implied assessment, based on certain estimates and assumptions, that the reserves described exist in the quantities predicted or estimated and can be profitably produced in the future. Forward-looking statements regarding the percentage share of the combined company that are expected to be owned by existing VAALCO stockholders and TransGlobe shareholders have been calculated based on each company’s vested outstanding shares as of the date of the arrangement agreement. Dividends of VAALCO beyond the third quarter 2022 have not yet been approved or declared by the board of directors of VAALCO. Expectations with respect to future dividends, annualized dividends or other returns to stockholders, including share buybacks, are forward-looking statements. Investors are cautioned that such statements with respect to future dividends and share buybacks are non-binding. The declaration and payment of future dividends or the terms of any share buybacks remain at the discretion of the board of directors of VAALCO and will be determined based on VAALCO’s financial results, balance sheet strength, cash and liquidity requirements, future prospects, crude oil and natural gas prices, and other factors deemed relevant by the board of directors of VAALCO. The board of directors of VAALCO reserves all powers related to the declaration and payment of dividends. Consequently, in determining the dividend to be declared and paid on VAALCO common stock, the board of directors of VAALCO may revise or terminate the payment level at any time without prior notice. Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: the ability to obtain stockholder, shareholder, court and regulatory approvals (if any) in connection with the proposed arrangement; the ability to complete the proposed arrangement on the anticipated terms and timetable; the possibility that various closing conditions for the arrangement may not be satisfied or waived; risks relating to any unforeseen liabilities of VAALCO and/or TransGlobe; the tax treatment of the proposed arrangement in the United States and Canada; declines in oil or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing and costs of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; the ability to generate cash flows that, along with cash on hand, will be sufficient to support operations and cash requirements; the ability to attract capital or obtain debt financing arrangements; currency exchange rates and regulations; actions by joint venture co-owners; hedging decisions, including whether or not to enter into derivative financial instruments; international, federal and state initiatives relating to the regulation of hydraulic fracturing; failure of assets to yield oil or gas in commercially viable quantities; uninsured or underinsured losses resulting from oil and gas operations; inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; the ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition in the oil and gas industry; the risk that the proposed arrangement may not increase VAALCO’s relevance to investors in the international exploration and production industry, increase capital market access through scale and diversification or provide liquidity benefits for stockholders; and other risks described (i) under the caption “Risk Factors” in VAALCO’s 2021 Annual Report on Form 10-K, filed with the SEC on March 11, 2022 and VAALCO’s Second Quarter Quarterly Report on Form 10-Q, filed with the SEC on August 10, 2022; and (ii) in TransGlobe’s 2021 Annual Report on Form 40-F, filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 17, 2022. Neither VAALCO nor TransGlobe is affirming or adopting any statements or reports attributed to the other (including prior oil and gas reserves information) in this communication or made by the other outside of this communication. More information on potential factors that could affect VAALCO’s or TransGlobe’s financial results will be included in the preliminary and the definitive proxy statements that VAALCO has filed with the SEC in connection with VAALCO’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the issuance of shares of VAALCO common stock in connection with the proposed arrangement. There may be additional risks that neither VAALCO nor TransGlobe presently knows, or that VAALCO or TransGlobe currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements.  In addition, forward-looking statements reflect VAALCO’s and TransGlobe’s expectations, plans or forecasts of future events and views as of the date of this communication. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. No obligation is being undertaken to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Important Information About the Proposed Arrangement and Where to Find It

In connection with the proposed arrangement, VAALCO has filed preliminary and definitive proxy statements with the SEC.  The definitive proxy statement and other relevant documents have been sent or given to the stockholders of VAALCO as of the record date established for voting on the proposed arrangement and will contain important information about the proposed arrangement and related matters.  Stockholders of VAALCO and other interested persons are advised to read the definitive proxy statement, in connection with VAALCO’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the issuance of shares of VAALCO common stock in connection with the proposed arrangement because the proxy statement contains important information about VAALCO, TransGlobe and the proposed arrangement.  The definitive proxy statement has been mailed to VAALCO’s stockholders as of a record date to be established for voting on the proposed arrangement.  Stockholders will also be able to obtain, without charge, copies of (i) the proxy statement, (ii) the other filings with the SEC that have been incorporated by reference into the proxy statement and (iii) other filings containing information about VAALCO, TransGlobe and the proposed arrangement, at the SEC’s website at www.sec.gov or by directing a request to: VAALCO Energy, Inc., 9800 Richmond Avenue, Suite 700, Houston, TX 77042, Attention: Secretary, telephone: (713) 623-0801.

Participants in the Proposed Arrangement Solicitation

VAALCO, TransGlobe and their respective directors and executive officers may be deemed participants in the solicitation of proxies from VAALCO’s stockholders in connection with the proposed arrangement.  VAALCO’s stockholders and other interested persons may obtain, without charge, more detailed information (i) regarding the directors and officers of VAALCO in VAALCO’s 2021 Annual Report on Form 10-K filed with the SEC on March 11, 2022, its proxy statement relating to its 2022 Annual Meeting of Stockholders filed with the SEC on April 22, 2022 and other relevant materials filed with the SEC when they become available; and (ii) regarding TransGlobe’s directors and officers in TransGlobe’s 2021 Annual Information Form, which is attached as Exhibit 99.1 to Form 40-F, filed with the SEC on March 17, 2022 and other relevant materials filed with the SEC when they become available.  Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to VAALCO’s stockholders in connection with the proposed arrangement is set forth in the proxy statement for the proposed arrangement.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed arrangement is included in the proxy statement that VAALCO has filed with the SEC.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed arrangement.  This communication is for information purposes only and shall not constitute a recommendation to participate in the proposed arrangement or to purchase any securities.  This communication does not constitute an offer to sell or issue, or the solicitation of an offer to buy, acquire or subscribe for any securities in any jurisdiction, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or by means of a prospectus approved by the U.K. Financial Conduct Authority, or an exemption therefrom.